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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2001

                         Ameritrade Holding Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                          0-22163               47-0642657
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(State or other jurisdiction             (Commission         (I.R.S. Employer
      of incorporation)                   File Number)       Identification No.)



4211 South 102nd Street
     Omaha, Nebraska                                                68127
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (402) 331-7856

                                 Not Applicable
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          (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         On April 12, 2001, Ameritrade Holding Corporation (the "Company") filed a Current Report on Form 8-K to report its acquisition on April 2, 2001 of TradeCast Inc. and all of the ownership interests in TradeCast Investments Ltd. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Form 8-K. This Amendment is filed to provide such required financial information.

(a)      Financial Statements of Businesses Acquired

         Included herein as Exhibit 99.1 are the audited Consolidated Financial Statements of TradeCast Investments Ltd. and Subsidiaries for the years ended December 31, 2000 and 1999 with accompanying Independent Auditors' Report.

(b)      Pro Forma Financial Information

         The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.2:

         (i) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2000.

         (ii) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended September 29, 2000.

         (iii) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Three Months Ended December 31, 2000

(c)      Exhibits

2.1      Agreement and Plan of Merger, dated as of February 13, 2001, among

              Ameritrade Holding Corporation, TradeCast Inc., TC Merger Sub, Inc. and the Stockholders of TradeCast Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.2      Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.3      Amendment No. 2 to Agreement and Plan of Merger, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed April 12, 2001)



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 2.4     Interest Purchase Agreement, dated as of February 13, 2001, among
              Ameritrade Holding Corporation, ForTradeCast L Partners, L.P. and ForTradeCast S Partners, L.P. (incorporated by reference to
              Exhibit 2.4 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.5     Amendment No. 1 to Interest Purchase Agreement, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.5 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.6     Amendment No. 2 to Interest Purchase Agreement, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.6 to the Company's Current Report on Form 8-K filed April 12, 2001)

23       Consent of Mann Frankfort Stein & Lipp CPAs, LLP

99.1     Consolidated Financial Statements of TradeCast Investments Ltd. and
              Subsidiaries for the years ended December 31, 2000 and 1999

99.2     Unaudited Pro Forma Combined Condensed Financial Statements of
              Ameritrade Holding Corporation as of December 31, 2000 and for the year ended September 29, 2000 and the three months ended December 31, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 9, 2001                               AMERITRADE HOLDING CORPORATION


                                                  By:  /s/ John R. MacDonald
                                                     ---------------------------
                                                     John R. MacDonald
                                                     Vice President and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF DOCUMENT

 2.1 Agreement and Plan of Merger, dated as of February 13, 2001, among Ameritrade Holding Corporation, TradeCast Inc., TC Merger Sub, Inc. and the Stockholders of TradeCast Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30, 2001 (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of March 30, 2001 (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.4 Interest Purchase Agreement, dated as of February 13, 2001, among Ameritrade Holding Corporation, ForTradeCast L Partners, L.P. and ForTradeCast S Partners, L.P. (incorporated by reference to
               Exhibit 2.4 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.5 Amendment No. 1 to Interest Purchase Agreement, dated as of March 30, 2001 (incorporated by reference to Exhibit 2.5 to the Company's Current Report on Form 8-K filed April 12, 2001)

 2.6 Amendment No. 2 to Interest Purchase Agreement, dated as of March 30, 2001 (incorporated by reference to Exhibit 2.6 to the Company's Current Report on Form 8-K filed April 12, 2001)

23             Consent of Mann Frankfort Stein & Lipp CPAs, LLP

99.1           Consolidated Financial Statements of TradeCast Investments Ltd.
               and Subsidiaries for the years ended December 31, 2000 and 1999

99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Ameritrade Holding Corporation as of December 31, 2000 and for the year ended September 29, 2000 and the three months ended December 31, 2000



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